welcome

A na ly st D ay 2 02 2 This presentation includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include our guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: our ability to maintain the value and reputation of our brand; the current COVID-19 coronavirus pandemic and related government, private sector, and individual consumer responsive actions; our highly competitive market and increasing competition; increasing costs and decreasing selling prices; our ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; the acceptability of our products to guests; our ability to accurately forecast guest demand for our products; changes in consumer shopping preferences and shifts in distribution channels; our ability to expand in light of our limited operating experience and limited brand recognition in new international markets and new product categories; our ability to realize the potential benefits and synergies sought with the acquisition of MIRROR; our ability to manage our growth and the increased complexity of our business effectively; our ability to successfully open new store locations in a timely manner; seasonality; disruptions of our supply chain; our reliance on and limited control over third-party suppliers to provide fabrics for and to produce our products; suppliers or manufacturers not complying with our Vendor Code of Ethics or applicable laws; our ability to deliver our products to the market and to meet guest expectations if we have problems with our distribution system; increasing labor costs and other factors associated with the production of our products in South Asia and South East Asia; our ability to safeguard against security breaches with respect to our technology systems; our compliance with privacy and data protection laws; any material disruption of our information systems; our ability to have technology-based systems function effectively and grow our e-commerce business globally; climate change, and related legislative and regulatory responses; increased scrutiny regarding our environmental, social, and governance, or sustainability responsibilities; an economic recession, depression, or downturn or economic uncertainty in our key markets; global economic and political conditions and global events such as health pandemics; our ability to source and sell our merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; changes in tax laws or unanticipated tax liabilities; our ability to comply with trade and other regulations; fluctuations in foreign currency exchange rates; imitation by our competitors; our ability to protect our intellectual property rights; conflicting trademarks and patents and the prevention of sale of certain products; our exposure to various types of litigation; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, our most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this disclosure and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law. Non-GAAP Measures Adjusted operating margin and adjusted diluted earnings per share are non-GAAP financial measures and are not intended to be considered in isolation or as a substitute to the financial information prepared and presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures follows. The following adjusted financial measures exclude items related to the MIRROR acquisition and its related tax effects, items related to U.S. Tax Reform and taxes on the repatriation of foreign earnings. Forward-looking statements: Fiscal 2021 Operating Margin Fiscal 2021 Diluted EPS ($) Fiscal 2018 Diluted EPS ($) GAAP measure 21.3% $7.49 $3.61 Transaction and integration costs - 0.02 - Acquisition-related compensation 0.7 0.29 - Tax effect of the above - (0.01) - Tax on repatriation of foreign earnings - - 0.18 U.S. Tax Reform - - 0.05 Adjusted non-GAAP measure 22.0% $7.79 $3.84


welcome

Forward-looking statements:

This presentation includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include our guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: our ability to maintain the value and reputation of our brand; the current COVID-19 coronavirus pandemic and related government, private sector, and individual consumer responsive actions; our highly competitive market and increasing competition; increasing costs and decreasing selling prices; our ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; the acceptability of our products to guests; our ability to accurately forecast guest demand for our products; changes in consumer shopping preferences and shifts in distribution channels; our ability to expand in light of our limited operating experience and limited brand recognition in new international markets and new product categories; our ability to realize the potential benefits and synergies sought with the acquisition of MIRROR; our ability to manage our growth and the increased complexity of our business effectively; our ability to successfully open new store locations in a timely manner; seasonality; disruptions of our supply chain; our reliance on and limited control over third-party suppliers to provide fabrics for and to produce our products; suppliers or manufacturers not complying with our Vendor Code of Ethics or applicable laws; our ability to deliver our products to the market and to meet guest expectations if we have problems with our distribution system; increasing labor costs and other factors associated with the production of our products in South Asia and South East Asia; our ability to safeguard against security breaches with respect to our technology systems; our compliance with privacy and data protection laws; any material disruption of our information systems; our ability to have technology-based systems function effectively and grow our e-commerce business globally; climate change, and related legislative and regulatory responses; increased scrutiny regarding our environmental, social, and governance, or sustainability responsibilities; an economic recession, depression, or downturn or economic uncertainty in our key markets; global economic and political conditions and global events such as health pandemics; our ability to source and sell our merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; changes in tax laws or unanticipated tax liabilities; our ability to comply with trade and other regulations; fluctuations in foreign currency exchange rates; imitation by our competitors; our ability to protect our intellectual property rights; conflicting trademarks and patents and the prevention of sale of certain products; our exposure to various types of litigation; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, our most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this disclosure and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

Non-GAAP Measures

Adjusted operating margin and adjusted diluted earnings per share are non-GAAP financial measures and are not intended to be considered in isolation or as a substitute to the financial information prepared and presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures follows.

The following adjusted financial measures exclude items related to the MIRROR acquisition and its related tax effects, items related to U.S. Tax Reform and taxes on the repatriation of foreign earnings.

	Fiscal 2021 Operating Margin	Fiscal 2021 Diluted EPS ($)	Fiscal 2018 Diluted EPS ($)
GAAP measure	21.3%	$7.49	$3.61
Transaction and integration costs	-	0.02	-
Acquisition-related compensation	0.7	0.29	-
Tax effect of the above	-	(0.01)	-
Tax on repatriation of foreign earnings	-	-	0.18
U.S. Tax Reform	-	-	0.05
Adjusted non-GAAP measure	22.0%	$7.79	$3.84

Calvin McDonald

Chief Executive Officer




welcome

Our significant runway for growth



Our accomplished senior leadership team



Sun Choe
Chief Product Officer



Celeste Burgoyne
President, Americas and Global Guest Innovation



Meghan Frank
Chief Financial Officer



Nikki Neuburger
Chief Brand Officer



Mike Aragon
CEO, MIRROR and lululemon digital fitness



André Maestrini
EVP, International

Our accomplished senior leadership team



Sun Choe
Chief Product Officer



Celeste Burgoyne
President, Americas and Global Guest Innovation



Meghan Frank
Chief Financial Officer



Nikki Neuburger
Chief Brand Officer



Mike Aragon
CEO, MIRROR and lululemon digital fitness



André Maestrini
EVP, International



Susan Gelinas
SVP, People & Culture



Shannon Higginson
SVP, General Counsel and Chief Compliance Officer



Julie Averill
EVP and Chief Technology Officer



Ted Dagnese
Chief Supply Chain Officer

Three years ago

The Power of Three


Double
Men's
Innovative products
Double
Digital
Omni guest experiences
Quadruple
International
Expand markets

We will deliver our goals ahead of schedule

$6.25B

in revenue

The Power of Three



Double
Men's

Innovative products



Double
Digital

Omni guest experiences



Quadruple
International

Expand markets

Our new five-year growth plan

Our new five-year growth plan

To double our business in five years...

$12.5B

Power of Three x2



Double Men's

Product Innovation



Double Digital

Guest Experience



Quadruple International

Expand Markets

Power of Three x2



Double
Men's

Product Innovation



Double
Digital

Guest Experience



Quadruple
International

Expand Markets



Impact: People & Planet

Our time together today

We are in the early **innings of growth**

We are confident in our ability to **achieve the plan**

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's



Science of Feel | Activity | Franchise & hero items | Extending categories | Raw materials innovation

Science of Feel

Activity

Franchise & hero items

Extending categories

Raw materials innovation

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's


Innovating to **solve the unmet needs** of our guests

Science of Feel

Activity

Franchise & hero items

Extending categories

Raw materials innovation

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's


Brand association with Yoga is
20 points more than Train / Run

Science of Feel | **Activity** | Franchise & hero items | Extending categories | Raw materials innovation

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's


Successfully made Align into $1B franchise

Science of Feel | Activity | Franchise & hero items | Extending categories | Raw materials innovation

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's


Growing the Core

Science of Feel | Activity | Franchise & hero items | **Extending categories** | Raw materials innovation

Product innovation

GOAL

Double Men's and deliver double digit growth in Women's


Create **new sensations** that help our guests **feel their best**

Science of Feel

Activity

Franchise & hero items

Extending categories

Raw materials innovation

Guest experiences

GOAL

Double digital and deliver double digit growth in stores


We're with you !
lululemon

Product

Connection

Community

Innovation

Guest experiences

GOAL

Double digital and deliver double digit growth in stores


About one quarter of our guests shop omni-channel with us
lululemon

Product Connection Community Innovation

Guest experiences

GOAL

Double digital and deliver double digit growth in stores


Relationship with guests drives our DTC model

Product

Connection

Community

Innovation

Guest experiences

GOAL

Double digital and deliver double digit growth in stores


Run now,
凍檸茶 later
lululemon
We're with you !
lululemon
Can't stop,
won't stop
lululemon

When guests sweat more, they spend 15% more

Product

Connection

Community

Innovation

Guest experiences

GOAL

Double digital and deliver double digit growth in stores


Leverage guest insights across all touchpoints to continually exceed expectations

Product Connection Community **Innovation**

Our guest loyalty gives us permission to lead in membership


Four-city pilot


Experiential programming


Local studios


Home sweat or studio sweat

Re-imagining the future of Membership

Pinnacle

More ways to sweat, streaming content across more partners



For all

Benefits that encourage guests to engage





Create one community across our ecosystem

Lower CAC costs related to MIRROR

Strengthen relationships with studios

Drive **retention and spend** per guest



Creating the most
immersive fitness
marketplace
in the industry

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America


lululemon
North America
International
lululemon

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America



Size of the opportunity

Attracting new guests

Growth in our Core

Entering new markets

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America



We are **1%** of total addressable market of **$650B**

Size of the opportunity

Attracting new guests

Growth in our Core

Entering new markets

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America



Low unaided awareness...
with **significant opportunity**

Size of the opportunity

Attracting new guests

Growth in our Core

Entering new markets

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America

We gained **more market share than any brand** in the industry since 2019*



Size of the opportunity | Attracting new guests | **Growth in our Core** | Entering new markets

*From 2019 to 2021, in the adult active apparel industry, lululemon gained more market share, globally, than any brand in this industry, across the markets that The NPD Group tracks. Source: The NPD Group/ Consumer Tracking Service/ US, Canada, France, Germany, Italy, Spain, UK, Japan, & Korea combined/ based on revenue

Market expansion

GOAL

Quadruple international and deliver double-digit growth in North America


Proprietary **Sweat Index**
guides expansion

Size of the opportunity

Attracting new guests

Growth in our Core

Entering new markets

Supporting People

GOAL

Be the place that people come to grow and develop as inclusive leaders



Development-focused culture

Standing for Inclusion, Diversity, Equity and Action

Created the Centre for Social Impact

Supporting wellbeing

Supporting People

GOAL

Be the place that people come to grow and develop as inclusive leaders


High engagement (80%+) and top retailer on Glassdoor in U.S.

Development-focused culture

Standing for Inclusion, Diversity, Equity and Action

Created the Centre for Social Impact

Supporting wellbeing

Supporting People

GOAL

Be the place that people come to grow and develop as inclusive leaders



CHICAGO
3% year-over-year increase in **racial diversity** of employees

Development-focused culture

Standing for Inclusion, Diversity, Equity and Action

Created the Centre for Social Impact

Supporting wellbeing

Supporting People

GOAL

Be the place that people come to grow and develop as inclusive leaders



Provide access to well-being tools to 10M people

Development-focused culture

Standing for Inclusion, Diversity, Equity and Action

Created the Centre for Social Impact

Supporting wellbeing

Supporting People

GOAL

Be the place that people come to grow and develop as inclusive leaders


Offer mental health first-aid training to all employees

Development-focused culture

Standing for Inclusion, Diversity, Equity and Action

Created the Centre for Social Impact

Supporting wellbeing

Planet

GOAL

Make 100% of products with sustainable materials and end-of-use solutions to advance circular ecosystems by 2030



Climate

Sustainable product

Circularity

Planet

GOAL

Make 100% of products with sustainable materials and end-of-use solutions to advance circular ecosystems by 2030


Converted all owned and operated facilities to 100% renewable electricity in 2021

Climate

Sustainable product

Circularity

Planet

GOAL

Make 100% of products with sustainable materials and end-of-use solutions to advance circular ecosystems by 2030



Nearly 30% towards goal of 100% sustainable product by 2030

Climate

Sustainable product

Circularity

Planet

GOAL

Make 100% of products with sustainable materials and end-of-use solutions to advance circular ecosystems by 2030



Recognized as #1 retailer for corporate responsibility

Climate

Sustainable product

Circularity

Why I am confident in our ability to achieve the plan



Premium, versatile product

Vertical, DTC business at scale

Proven community ecosystem

Omni-business model

Purpose-driven company

Power of Three ×2

Doubling our business in five years

Sun Choe

Chief Product Officer




Core


Franchises


Category Extensions

We are in the early innings of our product journey


Science of Feel


Raw Materials


New Activities

Our innovation lens


Science OF Feel™

We're continuing to innovate into our core activities



Yoga

Run

Train

We’re continuing to innovate into our core activities



Yoga

Run

Train

We're continuing to innovate into our core activities


yoga

We're continuing to innovate into our core activities



Yoga

Run

Train

We're continuing to innovate into our core activities


run

We're continuing to innovate into our core activities



Yoga Run Train

We're continuing to innovate into our core activities


train






Franchises fuel our product growth engine




Category extensions & new activities




Comfort with performance-inspired solutions
On The Move

Comfort with performance-inspired solutions

On The Move









Building head-to-toe credibility in run

Footwear

Building head-to-toe credibility in run

Footwear




Designed
for versatility
Play

Designed for versatility

Play









Innovation in raw materials unlocks new sensory experiences and sustainable solutions



Innovation
in raw materials
unlocks new
sensory
experiences
and sustainable
solutions





Innovation in raw materials unlocks new sensory experiences and sustainable solutions

Our pipeline of product innovation is <u>significant</u>



Celeste Burgoyne

President, Americas and
Global Guest Innovation



Global guest experience



Positioned well to benefit from current macrotrends



Healthy,
active lifestyle



Guests want to engage
on their own terms



Sustainability &
environmental **impact**

Our guest relationship is at the center of everything we do



Our DTC model provides a **significant competitive advantage**


Guest relationship is at the
center of everything we do

We're in the early innings of growth with our global guest experience



Celebrate product

Create connection

Cultivate community

Innovate the experience

Celebrate Product

Our goal is to **bring our designers' vision** to life in-store and online



Celebrate product

Create connection

Cultivate community

Innovate the experience




MADE FOR WOMEN FIRST.




lululemon

Create Connection

The depth of our guest relationship is **100%** correlated with our **focus on creating connection** through all our touchpoints



Celebrate product | **Create connection** | Cultivate community | Innovate the experience


Maria


WOMEN
MEN
ACCESSORIES
MIRROR
SHOES
MOTHER'S DAY GIFTS
Account
Closet
Dashboard
Profile
Wish List
Closet
Classes and Events
Communications
Tony's Closet
Here's everything you own. What great taste!
MY CLOSET
MY CLOSET
The Fundamental Tank Top
Soft Knit Overshirt

Cultivate Community

We engage and elevate the communities we operate in



Celebrate product   Create connection   **Cultivate community**   Innovate the experience












Innovate the Experience

Innovation **remains at the core** of everything we do


lem

Celebrate product

Create connection

Cultivate community

Innovate the experience







Our essential membership program





The essential membership program will launch this fall

The **essential membership program is** focused on bringing **community, fitness** and **shopping** together all in one place.

Within the next five years, we expect about **80% of our guests** being a part of one of our membership programs.



the future

Mike Aragon

CEO, MIRROR and
lululemon digital fitness





We are creating
the most immersive,
fitness marketplace
in the industry



Community at the core


The future of fitness is hybrid
40%
have used new technology since pandemic
60%
prefer working out at studio or in hybrid environment
66%
prefer working out at home
*of consumers in US. Sources: Pew Research, Fortune


A BETTER
WORKOUT
IN LESS
TIME

Consumers have seen a 300% increase in studio digital apps since 2019

Our pinnacle membership program





The pinnacle membership experience builds on the MIRROR subscription, with access to **10,000 classes** across **50 fitness categories**

Members receive:

- Access to content from **MIRROR instructors** and **studio partners**
- **Discounts to IRL classes and programs** offered by studio partners
- Other benefits, including **early access to lululemon** products and experiences


lululemon Studio

Play Video

Sizzle reel

Video placeholder slide



YogaSix



PureBarre





Forward Space



Y7

800 hours of additional content with discounts for in-real-life classes



Our growth strategy


Partner with world-class studios, trainers, ambassadors
Create coveted fitness and wellbeing content
Attract and retain lululemon studio members
Incremental revenue streams, recognition for partners
Pinnacle community experience


MIRROR

lululemon studio
lululemon studio
lululemon studio
lululemon studio
lululemon studio

lululemon Studio

Nikki Neuburger

Chief Brand Officer







The lululemon brand has incredible runway





Wellbeing is more important than ever


Physical
29%
Mental
Social

lululemon is uniquely positioned to unlock greater possibility & wellbeing for all


CANADA
48%
70% WOMEN
29% MEN
UNITED STATES
25%
38% WOMEN
11% MEN
AUSTRALIA NEW ZEALAND
19%
30% WOMEN
10% MEN
UNITED KINGDOM
15%
28% WOMEN
6% MEN
CHINA MAINLAND
7%
11% WOMEN
4% MEN
FRANCE
3%
4% WOMEN
3% MEN
GERMANY
3%
4% WOMEN
1% MEN

Brand awareness is one of our greatest opportunities

Unaided brand awareness


Team Canada
Joe Wicks
Jordan Clarkson
Matt James
Men are taking notice


Team Canada
Joe Wicks
Jordan Clarkson
Matt James
Men are taking notice



Building awareness beyond our core through expansion into new activities and categories

Future-focused strategies will bring more guests into the brand


为她
而生
Energy creates energy. Get

Coordinated campaign moments

Earned & paid media

Sports marketing & partnerships

Community events & activations

Future-focused strategies

Amplifying key **product & brand moments**


Energy creates

Coordinated campaign moments

Earned & paid media

Sports marketing & partnerships

Community events & activations

Future-focused strategies

Creating a more **impactful guest journey**


为她而生
Energy creates ener

Coordinated campaign moments

Earned & paid media

Sports marketing & partnerships

Community events & activations

Future-focused strategies

Inviting and inspiring more guests



Coordinated campaign moments

Earned & paid media

Sports marketing & partnerships

Community events & activations

Future-focused strategies

Building one **community**


Energy creates energy. Get moving

Coordinated campaign moments

Earned & paid media

Sports marketing & partnerships

Community events & activations

The future of membership

lululemon Studio

More ways to sweat, streaming content across more partners



Essential

Benefits that encourage guests to engage





Deepening **guest relationships**

Daily engagement with our brand

Increasing **loyalty and retention**



We’re building an iconic global brand with significant runway for growth

Celeste Burgoyne

President, Americas and
Global Guest Innovation



Strong growth momentum for North America


lululemon

Significant growth across North America

Key results

Stores +11%

E-comm traffic almost 40%

E-comm conversion 10%


$2.9B
349
Stores*
$5.3B
387
Stores*
2018
2021

*Company-operated lululemon stores


lululemon

We are still in the early innings of growth for North America across stores, innovation, men's, footwear, and brand awareness

We have highly productive stores


Today, our store productivity and traffic are trending above 2019 levels
5% CAGR
square footage growth through 2026

Our store portfolio allows us to show up powerfully across all communities big and small


lululemon
lululemon
Pop Up
We're
OPEN

Agile | Experiential | Pop-up | New concepts


Large format


New concepts

Our store portfolio provides us with an opportunity to enter each market with a store type that suits that community


lululemon POP UP
Pop-up


Seasonal


Experiential


lululemon Pop Up





Our pop-up strategy allows us to test new markets, reach new guests, and grow our overall brand awareness.


lululemon Pop Up




lululemon







Experiential stores remain a compelling physical manifestation of the sweatlife, bringing together our guests and local communities.







Our runway for growth across digital



In our digital ecosystem we are focused on:

Product storytelling

Personalization

Core experience optimization



The key investments we are focused on:

Implementing our next-gen commerce platform & payments

A focus on PDP

Scaling our Omni programs

AI & machine learning



Our opportunity for the future



lululemon

Analyst Day

André Maestrini

EVP, International



International



2021不夜重庆生活节
BREATHE
BREATHE
落日瑜伽派对

On track to achieve our 2023 target early


EMEA
37
stores
CHINA
MAINLAND
71
stores
APAC
80
stores

2021

$957M

15% of overall revenue

+39% 3-year CAGR

Early innings of growth for international



Low awareness

Marketshare potential

Sweat index

Quadruple International **by 2026**


the
sweatlife
SYDNEY

China Mainland

Core markets

Scale and enter new countries

Leveraging our unique model

Globally consistent

Science of Feel

Direct-to-consumer and omni-channel

Locally relevant

Inclusive culture

Community driven

Celebrate product

Global and regional approach




lululemon



China Mainland opportunity


lululemon
Chengdu Taikoo Li


lululemon
Beijing Solana

China Mainland opportunity




lululemon
Summer Sweat Games
EXHALE
EXHALE
落日瑜伽



Grow core markets



South Korea


lululemon

Australia



UK

Scale existing markets and enter new countries


Paris
Champs-Élysées
Spain
Paseo de Gracia
lululemon
Japan
Roppongi
Singapore
Align Event

2026 targets: Channel

2021 Revenue

$957M


Other
E-comm
Stores

>30% CAGR

2026 Revenue

4x increase


Other
Stores
E-comm

2026 targets: Region

2021 Revenue
$957M

2026 Revenue
4x increase


EMEA
China Mainland
APAC
>30% CAGR
EMEA
China Mainland
APAC



×4

International revenue by 2026

Meghan Frank

Chief Financial Officer






a look back
a look ahead

2023 plan

Revisited


Our goals
& what we achieved

We achieved our goals early...



2021 Revenue

24%

3-year CAGR

Adjusted Operating Margin

21.5% in 2018 to **22.0%** in 2021

Adjusted 2021 EPS

27%

3-year CAGR

Significant growth in core



2x men's

3-year CAGR:

Grew Women's **21%**

Grew Accessories **28%**


What's new

3x e-commerce

3-year CAGR:

Grew Stores **10%**



4x international

3-year CAGR:

Grew China Mainland **79%**

Grew International (ex-China Mainland) **22%**

The importance of stores

New company-operated stores since 2018
134

2021 sales/ft
$1443

2021 operating margin for stores
25.8%

Total square footage since 2018
49%

NAM square footage since 2018
30%

International square footage since 2018
149%





Our financial position remains strong

We **ended 2021** with

$1.3B in cash

$1.7B in total liquidity

No debt

Well-positioned inventory

Repurchased $**813**M in stock in 2021

Repurchased $**1.2**B since 2018

Share price performance
2019-2021


Index
450
400
350
300
250
200
150
100
Jan-19
Jun-19
Nov-19
Apr-20
Sep-20
Feb-21
Jul-21
Dec-21
+217.3%
Share Price
12/31/2021 – $391.45
01/02/2019 – $123.35
S&P 500
+89.9%

Looking forward



Macrotrends



tailwinds

Desire to live an **active** and **healthy** lifestyle, and **connect** with like-minded individuals

Strength in **athletic apparel** segment

Desire for **versatile, comfortable** clothing

Guests expecting **ease** and **convenience**



headwinds

Supply chain **disruptions**

Inflationary pressures

Ongoing **COVID-19** impact

Current **geopolitical** landscape

What’s next?

Power of Three ×2



Omni operating model

Omni revenue growth

\+ Strong core product margin

\+ Robust channel operating profitability

Funding innovation, foundational investments, and Impact Agenda


lululemon Align™ High-Rise Crop with Pockets 23"

Power of Three x2



15%
revenue CAGR

$12.5B
in revenue

We expect to **double again** in five years

Doubling Men's, E-comm. **Quadrupling** International.

Category

Men's ~20% CAGR

Women's LDD% CAGR

Accessories Low teens % CAGR

Channel

E-comm & Stores 14-16% CAGR

+ Low double-digit square footage growth for **Stores**

Geography

International 30%+ CAGR

North America Low double-digits %

Power of Three x2

Modest operating expansion annually

Drivers

North America

E-commerce

Scale opportunities

Cost efficiencies

Air freight

Investments

Men's

Footwear

International

lululemon Studio/MIRROR

Foundational infrastructure

Power of Three x2

Additional key metrics

Unit inventory growth in-line with sales growth

Square footage growth in the **low double digits**

Capital expenditures of **7-9% of Sales**

Tax rate of **30%** (2023-2026)

EPS growth in **excess** of **sales growth**



Capital allocation

Funding ongoing operations

Investing in growth

Investing in our Impact Agenda

Maintaining financial flexibility

Returning cash to shareholders

Early innings of our growth

Continued growth in our **proven core**

Continued growth in our **pillars**
Men's, Digital, International

Modest contribution from **new ventures**
Footwear, evolved lululemon Studio/MIRROR model

All supported by our **strong financial position**



lululemon
Analyst Day